UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549

                          FORM 8-K
                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934



 Date of Report (Date of earliest event reported)  July 29,
                            1999



              PHYAMERICA PHYSICIAN GROUP, INC.
   (Exact name of registrant as specified in its charter)


DELAWARE               001-13460                56-1379244
(State or other       (Commission             (IRS Employer
jurisdiction of       File Number)          Identification
incorporation)                                      No.)



2828 CROASDAILE DRIVE, DURHAM, NC                    27705
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number including area code(919)383-0
355


                COASTAL PHYSICIAN GROUP, INC.
(Former name or former address, if changed since last report
)
Item 5. - Other Events.

Effective July 29, 1999, the shareholders of Coastal
Physician Group, Inc. approved the change in the Company's name to PhyAmerica Physician Group, Inc.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           PHYAMERICA PHYSICIAN GROUP, INC.
                                         (Registrant)





Date: August 19, 1999          By: /S/Steven M. Scott, M.D.
                                      Steven M. Scott, M.D.
                                        President and Chief
                                        Executive Officer


Date: August 19, 1999          By: /S/W. Randall Dickerson
                                        W. Randall Dickerson
                                        Executive Vice
                                        President and Chief
                                        Financial Officer